UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21652

Fiduciary/Claymore MLP Opportunity Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2011 to May 31, 2012

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WWW.GUGGENHEIMFUNDS.COM/FMO

... YOUR PIPELINE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/fmo, you will find:

•           Daily, weekly and monthly data on share prices, distributions, dividends and more

•           Portfolio overviews and performance analyses

•           Announcements, press releases and special notices

•           Fund and adviser contact information

FAMCO MLP, a division of Advisory Research, Inc. and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

May 31, 2012

DEAR SHAREHOLDER

We thank you for your investment in the Fiduciary/Claymore MLP Opportunity Fund (the “Fund”). This report covers the Fund’s performance for the semiannual fiscal period ended May 31, 2012.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The “total return” sought by the Fund includes appreciation in the net asset value of the Fund’s Common Shares and all distributions made by the Fund to its Common Shareholders, regardless of the tax characterization of such distributions, including distributions characterized as return of capital. Under normal market conditions, FAMCO MLP, a division of Advisory Research, Inc., the Fund’s sub-adviser, seeks to achieve that objective by investing at least 80% of the Fund’s managed assets in master limited partnership (“MLP”) entities.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended May 31, 2012, the Fund provided a total return based on market price of 0.12% and a return of -0.70% based on NAV. Past performance is not a guarantee of future results. As of May 31, 2012, the Fund’s closing market price of $20.98 represented a premium of 8.59% to the Fund’s NAV of $19.32. The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid a quarterly distribution of $0.3630 in January 2012. On April 2, 2012, the Fund announced an increase in the quarterly distribution to $0.3710 and a modification to its distribution payment schedule. Whereas the Fund has historically paid quarterly distributions in January, April, July and October, the Fund now intends to pay quarterly distributions in February, May, August and November. This modification is being implemented to better align the timing of the cash flows received from the Fund’s investments with its quarterly distribution payment schedule. The Fund paid a quarterly distribution at the new rate of $0.3710 in May 2012. The latest dividend represents an annualized distribution rate of 7.07% based on the Fund’s closing market price of $20.98 as of May 31, 2012.

FAMCO MLP is a division of Advisory Research, Inc., a wholly-owned subsidiary of Piper Jaffray Companies. At May 31, 2012, the FAMCO MLP team managed $2.7 billion in MLP and energy infrastructure assets.

Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. GFIA is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm with more than $130 billion in assets under management.

Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 26 of this report. When shares trade at a discount to NAV, the Plan takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the Plan reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 4 of this report. You’ll find information on FAMCO MLP’s investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/fmo.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Fiduciary/Claymore MLP Opportunity Fund

FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT | 3

QUESTIONS & ANSWERS	May 31, 2012

The Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) is managed by FAMCO MLP, a division of Advisory Research, Inc., a wholly owned subsidiary of Piper Jaffray Companies. In the following interview, Portfolio Managers James J. Cunnane, Jr., CFA, and Quinn T. Kiley discuss the Fund’s performance for the semiannual fiscal period ended May 31, 2012.

Please remind us of this Fund’s objective and investment strategy.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value (“NAV”) of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of primarily publicly traded securities of master limited partnerships (“MLPs”) and related entities. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will consist of return of capital. If this expectation is not realized, the Fund will have a larger corporate income tax expense sooner than expected, which will result in less cash available to distribute to Common Shareholders in such taxable years. Moreover, although MLP distributions that are treated as returns of capital are generally not taxable to the Fund to that extent, such returns of capital reduce the Fund’s tax basis in its investments, resulting in potential increased gains (or decreased losses) upon dispositions of such investments. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. Additional information regarding the Fund’s distributions is contained herein.

Under normal market conditions, the Fund invests at least 80% of its managed assets in MLP entities and invests at least 65% of its managed assets in equity securities of MLP entities. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities, including up to 20% of its managed assets in securities issued by non-public companies. The Fund may invest a total of up to 25% of its managed assets in debt securities of MLP entities and non-MLP entity issuers, including securities rated below investment grade. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in such sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund’s portfolio.

The Fund is authorized to implement hedging strategies. FAMCO MLP, on behalf of the Fund, may determine from time to time whether and when to implement hedging strategies. In particular, FAMCO MLP may seek to protect the Fund against significant drops in market prices of MLPs when FAMCO MLP’s valuation models indicate that the MLP asset class may be overvalued, after considering the cost of hedging. In such circumstances, the Fund may implement hedging techniques such as purchasing put options on a portion of its portfolio. This strategy may enable the Fund to participate in potential price appreciation while providing some protection against falling prices, although it will also cause the Fund to incur the expense of acquiring the put options. There were no put options in place as of May 31, 2012.

How would you describe the master limited partnership market over the six-month period ended May 31, 2012?

The market for MLPs was generally flat and noticeably weaker than the broad equity market. This relative performance is not surprising, considering that MLPs had been among the best performing asset classes for most of 2010 and 2011, substantially outperforming the broad equity market. Also, MLPs are concentrated in the energy business and there was considerable weakness in the markets for energy-related commodities, including natural gas and crude oil. Furthermore, the winter of 2011-2012 was among the warmest on record, and that meant lower than usual demand for natural gas, coal and propane. For the six-month period ended May 31, 2012, the MLP category, as measured by the Alerian MLP Index (the “Index”), returned 2.01%, compared with a return of 6.23% for the Standard & Poor’s (“S&P”) 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market.

How did the Fund perform in this market environment?

All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the six-month period ended May 31, 2012, the Fund provided a total return based on market price of 0.12% and a return of -0.70% based on NAV. Past performance is not a guarantee of future results.

The market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than its net asset value. The closing price of the Fund’s shares as of May 31, 2012, was $20.98, representing an 8.59% premium to the NAV of $19.32. On November 30, 2011, the Fund’s closing market price was $21.71, which represented a premium of 7.64% to the NAV of $20.17.

It is important to remember that the Fund is a taxable entity—meaning it recognizes either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. This accounting treatment of the tax impact of gains and losses in the

4 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	May 31, 2012

portfolio is intended to ensure that the Fund’s NAV reflects the net after-tax value of the Fund’s portfolio. As of May 31, 2012, the Fund’s NAV included a net deferred tax liability of $139.1 million, or $5.38 per share.

Please tell us about the Fund’s distributions.

The Fund paid a quarterly distribution of $0.3630 in January 2012. On April 2, 2012, the Fund announced an increase in the quarterly distribution to $0.3710 and a modification to its distribution payment schedule. Whereas the Fund has historically paid quarterly distributions in January, April, July and October, the Fund now intends to pay quarterly distributions in February, May, August and November. This modification is being implemented to better align the timing of the cash flows received from the Fund’s investments with its quarterly distribution payment schedule. The Fund paid a quarterly distribution at the new rate of $0.3710 in May 2012. The latest distribution represents an annualized distribution rate of 7.07% based on the Fund’s closing market price of $20.98 as of May 31, 2012.

As of December 31, 2011, the Fund had distributed $9.1606 per common share to its shareholders since the Fund’s inception in 2004. Approximately $6.7161 per common share or 73% of these distributions were considered non-dividend distributions, also known as return of capital, and $2.4445 per common share or 27% of these distributions were considered ordinary dividends for U.S. federal income tax purposes. For 2012 distributions, the Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year.

The Fund, FAMCO MLP and Guggenheim Funds Investment Advisors, LLC do not provide tax advice. Investors should consult their tax advisor for further information.

How was the Fund’s portfolio positioned during the six-month period ended May 31, 2012, and what has that meant for performance?

The Fund’s holdings continue to be much less concentrated in the largest MLPs than its benchmark, the Alerian MLP Index (the “Index”). The largest MLP in the Index, Enterprise Products Partners LP (8.8% of the Fund’s long-term investments), represents approximately 16% of the Index, more than double its average weight in the Fund during the period. While it was a significant contributor to the Fund’s absolute performance, the Fund’s underweight relative to the Index detracted from relative performance. The Fund’s underweight is not a qualitative judgment regarding Enterprise Products, but rather a risk management decision, as FAMCO MLP prefers to avoid significant concentration in any holding.

The largest overall exposure in the Fund is to Energy Transfer, with positions in both the general partner, Energy Transfer Equity, LP (8.0% of the Fund’s long-term investments), and the MLP, Energy Transfer Partners LP (1.7% of the Fund’s long-term investments), the operating business. In December 2011, the Fund took advantage of an opportunity to enter into a private transaction to make a significant investment in Energy Transfer Equity, LP, purchasing shares, at a discount to the market price, in this publicly traded company from a corporate entity that owned a very large percentage of Energy Transfer Equity, LP. This trade was favorable for the Fund’s performance.

An interesting change that has positive long-term implications for the Fund was the announcement by Inergy, LP (3.2% of the Fund’s long-term investments) that they plan to sell their propane business, which has been the company’s main area of concentration. Once regulatory approvals are secured and the sale closes, probably during the last half of 2012, Inergy will be transformed from a propane company to a midstream liquids and natural gas infrastructure company. The possibility of such a development was one reason for investing in Inergy, and FAMCO MLP believes that the holding will show improved performance going forward.

Areas of the portfolio that were weak were holdings involved in propane, coal and natural gas. The Fund’s overweight position in gathering and processing and its exposure to commodity-related energy companies such as Oxford Resource Partners LP, a coal producer (0.3% of the Fund’s long-term investments), and EV Energy Partners, an oil & gas producer (2.0% of the Fund’s long-term investments), hurt performance. The Fund’s managers regard the weakness in energy commodities as a temporary situation resulting from unfavorable weather and political policy matters. They continued to have confidence in the long-term strength of the U.S. energy businesses.

A modification of strategic direction during the period was an effort to increase the quality of the portfolio by investing in solid, somewhat mature companies. Early in an economic cycle, lower quality, riskier MLP securities typically perform well, as investors are surprised by the strong earnings of the group, particularly its weaker members. Later in the cycle, the more defensive, higher quality entities tend to outperform. At this stage of the economic recovery, it seems appropriate to increase exposure to more defensive names, such as Enterprise Products and Kinder Morgan (a combined 17.5% of the Fund’s long-term investments at May 31, 2012), which are expected to perform well as the rate of growth of the group’s earnings starts to slow.

The Fund continues to be concentrated in the two largest sectors of the MLP market-diversified gas and midstream oil. These two sectors represent more than 80% of the Index. As of May 31, 2012, midstream oil represented 37.0% of the Fund’s long-term investments and diversified gas represented 50.5%, for a total of 87.5% of the Fund’s long-term investments.

FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT | 5

QUESTIONS & ANSWERS continued	May 31, 2012

How did the Fund’s leverage strategy affect performance?

The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased distributions and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Of course, leverage results in greater NAV volatility and may entail more downside risk than an unlevered portfolio. As of May 31, 2012, the Fund’s leverage of $190 million was approximately 28% of managed assets, which represented an asset coverage ratio of approximately 363%, higher than the 300% required by the Investment Company Act of 1940, as amended. Since the total return on the investments in the Fund’s portfolio was less than the cost of leverage, the leverage strategy detracted from performance. Because the average yield on the portfolio was greater than the cost of leverage, leverage was additive to the cash flow of the Fund.

What is the current outlook for the MLP market?

As the current recovery moves into its third year, the U.S. economy continues to grow, but growth is sluggish and it is difficult to see a path to a period of more rapid growth. FAMCO MLP believes that strong fundamentals in energy infrastructure should help the energy infrastructure industry achieve a higher rate of growth than the broad economy. However, it seems likely that earnings and distributions of MLPs will slow from the high rates of 2010 and 2011 in the coming years. FAMCO MLP believes that the Fund is favorably positioned, with a concentration in the higher quality MLPs that tend to perform well late in an economic cycle. FAMCO MLP’s expectation of long-term returns of about 8% in the MLP market continues to seem reasonable.

FAMCO MLP believes that MLPs offer a combination of current yield and growth potential that provides greater stability, higher income and better long-term potential than many other income-oriented investments.

Index Definitions:

Indices are unmanaged and it is not possible to invest directly in an index.

The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) and is calculated by Alerian using a float-adjusted, capitalization-weighted methodology.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Risks and Other Considerations The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Risks of Investing in MLP Units. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP. For example, a conflict may arise as a result of incentive distribution payments.

Tax Risks of Investing in Equity Securities of MLPs. There are certain tax risks associated with an investment in MLP units. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income taxation purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the common shares.

6 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	May 31, 2012

If the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that exceeds the Fund’s allocable share of the MLP’s taxable income is essentially treated as return of capital. However, any such deferred tax will decrease the Fund’s adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of any such equity securities. In addition, the Fund will incur a current income tax liability on its allocable share of the portion of the MLP’s income that is not offset by the MLP’s tax deductions. The percentage of an MLP’s income that is offset by the MLP’s tax deductions will fluctuate over time. For example, new acquisitions by MLPs generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by the MLPs owned by the Fund could increase the Fund’s current tax liability. A decline in the percentage of the MLPs’ income that is offset by tax deductions or an increase in the Fund’s portfolio turnover could increase the Fund’s tax liability and reduce the portion of the distributions paid by the Fund that is treated as return of capital and/or capital gain, as the case may be, and increase the portion treated as taxable dividend income. This generally would result in lower after-tax distributions to shareholders.

Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP entities in which the Fund invests. In addition, the favorable U.S. federal tax treatment of certain qualified dividends is set to expire for taxable years beginning on or after January 1, 2013, unless further Congressional action is taken. If no action is taken, dividends paid by the Fund to certain non-corporate U.S. shareholders (including individuals) will be fully taxable at ordinary income rates. Long-term capital gains rates for certain non-corporate U.S. shareholders (including individuals) are scheduled to increase to 20% for taxable years beginning after December 31, 2013.

Deferred Tax Risk. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s net asset value, the Fund will account for its deferred tax liability and/or asset.

The Fund will accrue a deferred income tax liability, at an assumed federal, state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital. Any deferred tax liability will reduce the Fund’s net asset value. Upon the sale of an equity security in an MLP, the Fund generally will be liable for any previously deferred taxes. No assurance can be given that such taxes will not exceed the Fund’s deferred tax assumptions for purposes of computing the Fund’s net asset value per share, which would result in an immediate reduction of the Fund’s net asset value per share.

The Fund will accrue a deferred tax asset which reflects an estimate of the Fund’s future tax benefit associated with realized and unrealized net operating losses and capital losses. Any deferred tax asset will increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required, which would offset the value of some or all of the deferred tax asset. The need to establish a valuation allowance for a deferred tax asset is assessed periodically by the Fund based on the criterion established by the Financial Accounting Standards Board, Accounting Standards Codification 740 (ASC 740, formerly SFAS No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund’s deferred tax liability and/or asset is estimated using estimates of effective tax rates expected to apply to taxable income in the years such taxes are realized. For purposes of estimating the Fund’s deferred tax liability and/or asset for financial statement reporting and determining its net asset value, the Fund will be required to rely, to some extent, on information provided by the MLPs in which it invests. Such information may not be received in a timely manner, with the result that the Fund’s estimates regarding its deferred tax liability and/or asset could vary dramatically from the Fund’s actual tax liability and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset as new information becomes available. Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

Distribution Risk. The Fund will seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital. To the extent that the Fund’s cash flow is derived primarily from MLP distributions that consist of return of capital, the Fund anticipates that a significant portion of the Fund’s distributions to Common Shareholders will consist of return of capital. However, to the extent that the Fund receives taxable distributions from MLPs or other issuers in which it invests, or earns income or gains on the sale of portfolio securities or in connection with derivatives transactions, the portion of the Fund’s distributions to Common Shareholders treated as taxable dividend income could be increased. In addition, if the Fund generates current earnings and profits (as determined for U.S. federal income tax purposes) in a particular taxable year, a distribution by the Fund to its shareholders in that year will be wholly or partially taxable even if the Fund has an overall deficit in its accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in a taxable year. There can be no assurance as to what portion of any future distribution will consist of return of capital or taxable dividend income.

FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT | 7

QUESTIONS & ANSWERS continued	May 31, 2012

Equity Securities Risk. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Concentration Risk. Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, the Fund may be more susceptible to risks associated with such sectors. The Fund will concentrate its investments in the industry or group of industries that make up the energy sector. A downturn in the energy sector could have a larger impact on the Fund than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

Energy Sector Risks. Many MLP entities operate within the energy sector. Therefore, the Fund will concentrate its investments in the industry or group of industries that make up the energy sector. As a result, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting the energy sector. There are several risks associated with investments in MLP entities and other companies operating in the energy sector, including the following: Commodity Price Risk, Supply and Demand Risk, Depletion Risk, Regulatory Risk, Environmental Risk, Acquisition Risk, Interest Rate Risk, Weather Risk, and Catastrophic Event Risk.

Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLP entities. The amount and tax characterization of cash available for distribution by an MLP entity depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLP entities will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP entity has available for distribution in a given period.

Small Capitalization Risk. The Fund may invest in securities of MLP entities and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLP entities with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Restricted Securities Risk. The Fund may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

Lower Grade Securities Risk. The Fund may invest in fixed-income securities rated below investment grade, which are commonly referred to as “junk bonds.” Investment in securities of below-investment grade quality involves substantial risk of loss.

8 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	May 31, 2012

Foreign Securities. Investing in securities of foreign companies (or foreign governments) may involve certain risks not typically associated with investing in domestic companies. The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including, political and economic conditions, less stringent regulation and higher volatility.

Financial Leverage Risk. Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used.

Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value, market price and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

It is also possible that the Fund will be required to sell assets, possibly at a loss (or at a gain which could give rise to corporate level tax), in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund’s net asset value and also make it difficult for the net asset value to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Because the fees received by the Adviser and Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on common shares at historical levels and common shareholders will bear any costs associated with selling portfolio securities.

Non-Diversified Status. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund’s assets that may be invested in securities of a single issue. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. There are a limited number of publicly traded MLPs. The Fund will select its investments in MLPs from this small pool of issuers together with securities issued by any newly public MLPs, and will invest in securities of other MLP entities and securities of issuers other than MLP entities, consistent with its investment objective and policies. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s Common Shares.

In addition to the risks described above, the Fund is also subject to: Affiliated Party Risk, Competition Risk, Legislation Risk, Affiliated Transaction Restriction, Other Sector Risks, Risks Associated with Initial Public Offerings, Risks Associated with a Private Investment in Public Equity, Liquidity Risk, Valuation Risk, Interest Rate Risk, Portfolio Turnover Risk, Derivatives Risk, Market Discount Risk, Dilution Risk, Other Investment Companies Risk, Royalty Trust Risk, Industry Specific Risks, Management Risk, Market Disruption and Geopolitical Risks, Recent Market and Economic Developments, and Government Intervention in Financial Markets Risk. Please see www.guggenheimfunds.com/fmo for a more detailed discussion about Fund risks and considerations.

FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT | 9

FUND SUMMARY (Unaudited)	May 31, 2012

Fund Statistics
Share Price	$20.98
Common Share Net Asset Value	$19.32
Premium/(Discount) to NAV	8.59%
Net Assets ($000)	$499,298

Total Returns
(Inception 12/28/04)	Market	NAV
Six Months	0.12%	-0.70%
One Year	4.80%	2.12%
Three Year (annualized)	20.74%	22.61%
Five Year (annualized)	4.16%	1.67%
Since Inception (annualized)	7.91%	7.45%

Sector Allocation	% of Long-Term Investments
Diversified Gas Infrastructure	50.5%
Midstream Oil Infrastructure	37.0%
Propane	3.7%
Oil and Gas Production	3.5%
Marine Transportation	3.0%
Coal	2.3%

Top Ten Issuers	% of Long-Term Investments
Enterprise Products Partners, LP	8.8%
Kinder Morgan Management, LLC	8.7%
Plains All American Pipeline, LP	8.0%
Energy Transfer Equity, LP	8.0%
DCP Midstream Partners, LP	4.7%
Enbridge Energy Partners, LP	4.3%
Magellan Midstream Partners, LP	4.1%
Williams Partners, LP	4.1%
Genesis Energy, LP	3.2%
Inergy, LP	3.2%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/ fmo. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Share Price & NAV History

Distributions to Shareholders & Annualized Distribution Rate

10 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	May 31, 2012

Number
of Shares	Description	Value

	Long-Term Investments – 166.2%
	Master Limited Partnerships – 166.2%
	Coal – 3.9%
100,000	Alliance Holdings GP, LP	$4,157,000
131,800	Alliance Resource Partners, LP	7,513,918
217,270	Natural Resource Partners, LP	4,984,174
365,000	Oxford Resource Partners, LP(e)	2,803,200
		19,458,292

	Diversified Gas Infrastructures – 83.9%
208,500	American Midstream Partners, LP	4,115,790
762,287	Copano Energy, LLC(e)	20,429,292
754,725	Crestwood Midstream Partners, LP, Class C(a)(b)(c)(f)	18,456,463
991,850	DCP Midstream Partners, LP(e)	39,009,460
563,529	El Paso Pipeline Partners, LP(e)	18,489,386
1,816,700	Energy Transfer Equity, LP(e)	66,000,711
329,237	Energy Transfer Partners, LP(e)	14,285,593
1,501,525	Enterprise Products Partners, LP(e)	73,214,359
356,235	Exterran Partners, LP(e)	7,028,517
381,225	MarkWest Energy Partners, LP(e)	18,275,927
308,425	ONEOK Partners, LP(e)	16,840,005
1,060,858	Regency Energy Partners, LP(e)	22,829,664
508,415	Targa Resources Partners, LP(e)	19,940,036
599,625	TC PipeLines, LP(e)	24,584,625
490,300	Western Gas Partners, LP(e)	21,617,327
635,500	Williams Partners, LP(e)	33,617,950
		418,735,105

	Marine Transportation – 5.1%
907,909	Teekay Offshore Partners, LP (Marshall Islands)(e)	25,149,079

	Midstream Oil Infrastructure – 61.5%
580,312	Buckeye Partners, LP, Class B(a)(b)(c)(f)	25,740,566
242,022	Enbridge Energy Management, LLC(c)(f)	7,548,666
1,211,954	Enbridge Energy Partners, LP(e)	35,437,535
923,305	Genesis Energy, LP(e)	26,563,485
169,725	Holly Energy Partners, LP(e)	9,601,343
693,790	Inergy Midstream, LP	14,465,522
1,013,206	Kinder Morgan Management, LLC(c)(e)(f)	71,968,022
498,776	Magellan Midstream Partners, LP(e)	34,320,777
250,000	NuStar GP Holdings, LLC(e)	7,972,500
846,576	Plains All American Pipeline, LP(e)	66,481,613
219,675	TransMontaigne Partners, LP	6,928,549
		307,028,578

See notes to financial statements.
FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT | 11

PORTFOLIO OF INVESTMENTS (Unaudited) continued	May 31, 2012

Number
of Shares	Description	Value

	Oil and Gas Production – 5.7%
323,462	EV Energy Partners, LP(e)	$16,587,131
100,160	LRR Energy, LP	1,451,319
412,346	Pioneer Southwest Energy Partners, LP(e)	10,589,045
		28,627,495

	Propane – 6.1%
1,547,361	Inergy, LP(e)	26,506,294
174,050	NGL Energy Partners, LP	4,041,441
		30,547,735

	Total Master Limited Partnerships – 166.2%
	(Cost $495,008,798)	829,546,284

Principal
Amount	Description	Value

	Term Loans – 0.0%*
$630,888	Clearwater Subordinated Note NR(a)(b)(c)(d)	$208,193
	(Cost $630,888)

	Total Long-Term Investments – 166.2%
	(Cost $495,639,686)	829,754,477

Number
of Shares	Description	Value

	Short-Term Investments – 0.5%
	Money Market – 0.5%
2,581,960	Dreyfus Treasury & Agency Cash Management - Investor Shares	$2,581,960
	(Cost $2,581,960)

	Total Investments – 166.7%
	(Cost $498,221,646)	832,336,437
	Liabilities in excess of Other Assets – (28.7%)	(143,037,989)
	Borrowings – (38.0% of Net Assets or 22.8% of Total Investments)	(190,000,000)
	Net Assets – 100.0%	$499,298,448

LLC – Limited Liability Company

LP – Limited Partnership

*	Represents less than 0.1% of net assets.

(a)
Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, restricted securities’ aggregate market value amounted to $44,405,222 or 8.9% of net assets.

(b)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $44,405,222 which represents 8.9% of net assets.

(c)	Non-income producing security.

(d)	Company has filed for protection in federal bankruptcy court.

(e)
All or a portion of these securities have been physically segregated in connection with swap agreements or as collateral for borrowings outstanding. As of May 31, 2012, the total amount segregated was $474,213,527.

(f)	While non-income producing, security makes regular in-kind distributions.

See notes to financial statements.
12 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	May 31, 2012

Assets
Investments in securities, at value (cost $498,221,646)	$832,336,437
Receivable for fund shares issued through dividend reinvestment	703,940
Interest receivable	52
Other assets	83,393
Total assets	833,123,822
Liabilities
Borrowings	190,000,000
Net deferred tax liability	139,090,045
Current tax liability	2,066,690
Net unrealized depreciation on interest rate swaps	1,848,262
Advisory fee payable	587,593
Interest due on borrowings	14,888
Administration fee payable	12,451
Accrued expenses and other liabilities	205,445
Total liabilities	333,825,374
Net Assets	$499,298,448
Composition of Net Assets
Common shares, $.01 par value per share; unlimited number of shares authorized, 25,840,191 shares issued and outstanding	$258,402
Additional paid-in capital	294,269,783
Net unrealized appreciation on investments and swaps, net of tax	192,113,618
Accumulated net realized gain on investments and swaps, net of tax	54,122,682
Accumulated net investment loss, net of tax	(41,466,037)
Net Assets	$499,298,448
Net Asset Value (based on 25,840,191 common shares outstanding)	$19.32

See notes to financial statements.
FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT | 13

STATEMENT OF OPERATIONS For the six months ended May 31, 2012 (Unaudited)	May 31, 2012

Investment Income
Distributions from master limited partnerships	$22,857,303
Less: Return of capital distributions	(22,856,934)
Total investment income		$369

Expenses
Advisory fee	3,603,576
Interest expense and fees on borrowings	1,406,161
Professional fees	123,592
Administration fee	74,054
Fund accounting	65,901
Printing expense	65,716
Trustees’ fees and expenses	46,914
Custodian fee	46,669
Insurance	19,582
NYSE listing fee	12,261
Miscellaneous	10,620
Transfer agent fee	9,225
Total expenses		5,484,271
Advisory fees waived		(73,787)
Net expenses		5,410,484
Net investment loss before taxes		(5,410,115)
Deferred tax benefit		1,789,727
Net investment loss		(3,620,388)

Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on investments before taxes		21,218,606
Net realized gain/(loss) on swaps		(917,956)
Deferred tax expense		(3,505,683)
Current tax expense		(3,210,000)
Net realized gain/(loss) on investments		13,584,967
Net change in unrealized depreciation on investments before taxes		(23,667,955)
Net change in unrealized appreciation on swaps		816,118
Deferred tax benefit		7,559,645
Net unrealized depreciation on investments and swaps		(15,292,192)
Net realized and unrealized gain/(loss) on investments and swaps		(1,707,225)

Net Increase in Net Assets Resulting from Operations		$(5,327,613)

See notes to financial statements.
14 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS	May 31, 2012

	For the Six Months Ended May 31, 2012 (Unaudited)	For the Year Ended November 30, 2011

Increase/(Decrease) in Net Assets from Operations
Net investment loss	$(3,620,388)	$(5,938,855)
Net realized gain/(loss)	13,584,967	9,503,029
Net change in unrealized appreciation/(depreciation)	(15,292,192)	41,766,425
Net increase/(decrease) in net assets resulting from operations	(5,327,613)	45,330,599

Distributions to Common Shareholders
Return of capital – See Note 2(c)	(18,528,095)	(33,869,623)
	(18,528,095)	(33,869,623)
Capital Share Transactions
Net proceeds from common shares issued through add-on offerings	27,421,205	—
Net proceeds from common shares issued through dividend reinvestment	1,367,820	3,899,791
Common share offering costs charged to paid-in capital	(167,033)	—
Net increase from capital share transactions	28,621,992	3,899,791
Total increase in net assets	4,766,284	15,360,767

Net Assets
Beginning of period	494,532,164	479,171,397

End of period (including accumulated net investment losses of $41,466,037 and $37,845,649, respectively, net of tax)	$499,298,448	$494,532,164

See notes to financial statements.
FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT | 15

STATEMENT OF CASH FLOWS For the six months ended May 31, 2012 (Unaudited)	May 31, 2012

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(5,327,613)
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used by Operating and Investing Activities:
Net change in unrealized depreciation on investments and swaps before taxes	22,851,837
Net realized gain on investments before taxes	(21,218,606)
Purchases of long-term investments	(102,645,259)
Proceeds from sale of long-term investments	81,391,870
Net purchases of short-term investments	(2,581,960)
Increase in receivable for shares issued through dividend reinvestment	(703,940)
Decrease in distributions receivable	561,215
Increase in interest receivable	(37)
Increase in other assets	(14,758)
Decrease in deferred tax liability	(5,843,689)
Increase in current tax liability	590,000
Decrease in due to custodian bank	(26,181)
Decrease in interest due on borrowings	(683)
Increase in advisory fee payable	26,232
Increase in administration fee payable	799
Decrease in accrued expenses and other liabilities	(10,016)
Return of capital distributions received from investee companies	22,856,934
Investee companies bankruptcy reorganization fees	(42)

Net Cash Used by Operating Activities	$(10,093,897)

Cash Flows From Financing Activities:
Net proceeds from issuance of common shares	27,421,205
Distributions to Common Shareholders	(17,160,275)
Offering expenses in connection with common shares issued through add-on offering	(167,033)
Net Cash Provided by Financing Activities	10,093,897
Net change in cash	—

Cash at Beginning of Period	—

Cash at End of Period	—

Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$1,406,844

Supplemental Disclosure of Cash Flow Information: Taxes paid during the period	$2,620,000

Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$1,367,820

Supplemental Disclosure of Non Cash Financing Activity: In kind stock dividends received during the period	$2,251,854

Supplemental Disclosure of Non Cash Financing Activity: In kind return of capital received during the period	$1,896,230

See notes to financial statements.
16 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS (Unaudited)	May 31, 2012

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended May 31, 2012 (unaudited)		For the Year Ended November 30, 2011	For the Year Ended November 30, 2010	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008		For the Year Ended November 30, 2007
Net asset value, beginning of period	$20.17		$19.69	$15.00	$12.09	$23.11		$22.49
Income from investment operations
Net investment loss (a) (b)	(0.21)		(0.41)	(0.36)	(0.44)	(0.70)		(0.67)
Net realized and unrealized gain/loss (b)	0.10		2.28	6.41	4.76	(8.85)		2.66
Total from investment operations	(0.11)		1.87	6.05	4.32	(9.55)		1.99
Common shares’ offering expenses charged to paid-in capital	(0.01)		—	(0.02)	–*	—		—
Distributions to Common Shareholders (c)
Return of capital – See Note 2(c)	(0.73)		(1.39)	(1.34)	(1.41)	(1.47	)(f)	(1.37)
Net asset value, end of period	$19.32		$20.17	$19.69	$15.00	$12.09		$23.11
Market value, end of period	$20.98		$21.71	$20.96	$16.24	$11.42		$22.66
Total investment return (d)
Net asset value	-0.70%		9.60%	41.57%	38.03%	-43.55%		8.53%
Market value	0.12%		10.73%	38.56%	57.32%	-45.67%		9.70%

Ratios and supplemental data
Net assets, end of period (thousands)	$499,298		$494,532	$479,171	$282,089	$221,155		$418,438
Ratios to Average Net Assets applicable to Common Shares:
Net operating expense ratio	1.51	%(g)	1.57%	1.52%	1.76%	1.79%		1.62%
Interest expense	0.53	%(g)	0.49%	0.56%	1.23%	1.83%		2.13%
Current and deferred tax expense/(benefit)	(0.99	)%(g)	7.30%	22.37%	23.33%	(31.96)%		5.65%
Total net expense ratio	1.05	%(g)	9.36%	24.45%	26.32%	(28.34)%		9.40%
Gross operating expense ratio	1.53	%(g)	1.59%	1.60%	1.76%	1.79%		1.62%
Interest expense	0.53	%(g)	0.49%	0.56%	1.23%	1.83%		2.13%
Current and deferred tax expense/(benefit)	(0.99	)%(g)	7.30%	22.37%	23.33%	(31.96)%		5.65%
Total gross expense ratio	1.07	%(g)	9.38%	24.53%	26.32%	(28.34)%		9.40%
Net investment income/(loss), excluding interest expense and tax expense/benefit	(1.51	)%(g)	(1.57)%	(1.48)%	(2.14)%	(1.71)%		(0.62)%
Net investment income/(loss), including interest expense and tax expense/benefit	(1.05	)%(g)	(9.36)%	(24.41)%	(26.70)%	28.42%		(8.40)%
Portfolio Turnover Rate	9%		19%	15%	30%	22%		11%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$190,000		$190,000	$170,000	$110,263	$72,263		$175,000
Asset coverage per $1,000 of indebtedness (e)	$3,628		$3,603	$3,819	$3,558	$4,060		$3,391

*	Less than $0.01.

(a)	Based on average shares outstanding during the period.

(b)
The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See Note 2(b) of the Notes to Financial Statements for additional information.

(c)
See Notes to Financial Statements Note 2 (c). For the years ended November 30, 2011, 2010 and 2008, approximately $1.02, $1.34, and $0.08 per common share represents qualified dividend income for federal income tax purposes, respectively. The remaining distributions represent return of capital for federal income tax purposes. For GAAP purposes, all of the distributions were considered return of capital.

(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

(f)	Certain reclassifications have been made to conform with current presentation.

(g)	Annualized.

See notes to financial statements.
FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)	May 31, 2012

Note 1 – Organization:
Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will be return of capital. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. There can be no assurance that the Fund will achieve its investment objective.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments
Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter (“OTC”) market on which they are traded. Readily marketable securities traded on an exchange or OTC for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 equity securities using various observable market inputs. Money market funds are valued at net asset value. The Fund values Level 2 derivatives using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and interest rate fluctuations.

As of May 31, 2012, the Clearwater Subordinated Note was a Level 3 security. For the Clearwater Subordinated Note, there were various factors considered in reaching the fair value determination including, but not limited to, the following: the type of security, analysis of the company’s performance, and the present value of the potential future expected cash flows of the investment.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of May 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Valuations (in $000s)
Assets:
Term Loans	$—	$—	$208	$208
Master Limited Partnerships:
Coal	19,458	—	—	19,458
Diversified Gas
Infrastructures	400,279	18,456	—	418,735
Marine Transportation	25,149	—	—	25,149
Midstream Oil
Infrastructure	281,288	25,741	—	307,029
Oil and Gas Production	28,627	—	—	28,627
Propane	30,548	—	—	30,548
Money Market	2,582	—	—	2,582
Total	$787,931	$44,197	$208	$832,336

18 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2012

Description	Level 1	Level 2	Level 3	Total
Liabilities:
Derivatives	$—	$1,848	$—	$1,848
Total	$—	$1,848	$—	$1,848

Level 3 holdings
Beginning Balance at 11/30/11
Term Loans	$234
Total Realized Gain/Loss
Term Loans	(52)
Change in Unrealized Gain/Loss
Term Loans	52
Purchases	—
Sales
Term Loans	(26)
Transfers In	—
Transfer Out	—
Ending Balance at 5/31/12
Term Loans	208
Total Level 3 holdings	$208

All net realized and unrealized gains/losses in the above table are reflected in the Statement of Operations.

The transfers in and out of the Fund as of the report date when compared to the valuation levels at the end of the previous fiscal year are as follows:
(000)s
Transfers from Level 2 to Level 1:	$10,504

The transfer from Level 2 to Level 1 was as a result of Teekay Offshore Partners, LP restricted shares becoming registered and commencing trading on an exchange.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and return of capital distributions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Return of capital distributions received by the Fund are recorded as a reduction to the cost basis for the specific security. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

For the period ended May 31, 2012, the Fund estimated greater than 99.9% of its distributions from MLPs as return of capital and less than 0.1% of its distributions from short-term investments as investment income, which is reflected in the Statement of Operations.

(c) Distributions to Shareholders
The Fund intends to make quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date.

Distributions are determined in accordance with GAAP which may differ from their ultimate characterization for federal income tax purposes. A distribution may be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. The Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in January 2013. For the year ended November 30, 2011, 74% of the distributions were considered qualified dividend income and 26% were considered return of capital for federal income tax purposes.

The final tax character of the distributions were as follows:

2011
Qualified dividend income	$25,063,521
Tax return of capital	8,806,102
Total	$33,869,623

On a GAAP basis, the source of the Fund’s distributions to shareholders for the year ended November 30, 2011 was paid-in capital.

(d) Recent Accounting Pronouncements
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current reporting period. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of FAMCO MLP (“FAMCO” or the “Sub-Adviser”), a division of Advisory Research Inc., provides personnel including certain officers required for its administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these

FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2012

services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets applicable plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of officers and trustees (if any) of the Fund who are FAMCO MLP’s affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers of the Fund are also officers, directors and/or employees of the Adviser or Sub-Adviser. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

The Adviser and Sub-Adviser agreed to waive the advisory fees on all shares issued pursuant to the Fund’s shelf registration for the first three months those shares are outstanding and waive half the advisory fees on those shares for the next three months. Advisory fees of $73,787, of which $36,893 was waived by the Sub-Adviser, were waived for the period ended May 31, 2012. See Note 8 for additional information regarding offerings of shares pursuant to the Fund’s shelf registration statement.

Under a separate Fund Administration Agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Note 4 – Income Taxes:
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund is subject to various state and Canadian income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund may be subject to a 20% alternative minimum tax to the extent that it exceeds the Fund’s regular income tax liability. The amount which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on Common Shares.

Information on the tax components of investments as of May 31, 2012, is as follows:

Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation on investments	Net tax unrealized depreciation on derivatives
$456,421,338	$388,349,308	$(12,434,209)	$375,915,099	$(1,848,262)

The Fund accrues deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation or depreciation of its investments. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC 740, Income Taxes, (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s income tax provision consists of the following:

Current federal income tax expense	$250,000
Current state income tax expense	2,960,000
Deferred federal income tax benefit	(4,938,722)
Deferred state income tax benefit	(904,966)
Total current and deferred tax benefit	(2,633,688)

20 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2012

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains before taxes as follows:

		Rate
Application of statutory income tax rate	$(2,786,455)	35.00%
State income taxes benefit	(1,838,900)	23.10%
Increase in valuation allowance	1,991,667	(25.02)%
Total	$(2,633,688)	33.08%

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2012, are as follows:

Deferred tax assets:
Deferred tax benefit on net operating loss and AMT credit carryforwards	$20,601,496
AMT tax credit	192,704
Valuation allowance	(10,301,440)
Deferred tax asset	$10,492,760

Deferred tax liabilities:
Deferred tax on unrealized gain on investments and swap	$(151,649,495)
Net deferred tax liability	$(141,156,735)

On January 13, 2011, the State of Illinois enacted a temporary increase of its corporate and individual income tax rates. The Illinois corporate income tax rate for taxable income recognized for the 2011 through 2014 tax years increased 2.2% from the pre-enactment rate of 4.8% to the rate of 7.0%. For years after 2014 through 2024, the rate decreases to 5.25%. After 2024, the tax rate is scheduled to return to the pre-enactment rate of 4.8%.

At November 30, 2011 (the most recent fiscal year ended for federal income tax purposes), the Fund had a remaining net operating loss carryforward for federal income tax purposes of $28,878,149. The net operating loss carryforward is set to expire as follows: $5,654,206 in 2026, $10,333,986 in 2027 and $12,889,957 in 2029. At November 30, 2011, the Fund utilized capital losses of $14,771,029. As of November 30, 2011, no capital loss carryforward remained. At November 30, 2011 (the most recent fiscal year ended for federal income tax purposes), the Fund had a remaining net operating loss for state tax purposes of $71,156,553, before valuation allowance described below.

The Fund periodically reviews the recoverability of any deferred tax asset based on the weight of available evidence. When assessing the recoverability of any deferred tax asset, significant weight is given to the Fund’s forecast of future taxable income, which is based principally on the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as the expiration dates for the federal tax loss carryforwards range from seventeen to twenty years and capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income.

The valuation allowance for state income tax purposes by period end was as follows.

Period Ended	Valuation Allowance
May 31, 2012	$3,064,103
November 30, 2011	2,237,222
November 30, 2010	868,170
November 30, 2009	1,138,993
November 30, 2008	652,188
November 30, 2007	1,665,241
November 30, 2006	675,523
$10,301,440

The valuation allowance for state income tax purposes was recorded as it is unlikely that the Fund will be able to utilize the net operating losses sourced to states (other than Illinois). The Fund will continue to assess the need for a valuation allowance in the future. The Fund will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. If a valuation allowance is required in the future, it could have an impact on the Fund’s net assets and results of operations in the period it is recorded.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
For the period ended May 31, 2012, purchases and sales of investments, excluding short-term securities, were $102,645,259 and $81,391,870, respectively.

Note 6 – Derivatives:
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT | 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2012

The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Realized gain/(loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/(depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains/(losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation/(depreciation) on the Statement of Operations.

The Fund had interest rate swap agreements outstanding during the period ended May 31, 2012, in order to hedge its exposure to short-term rates paid on its credit facility. As of May 31, 2012, the total amount segregated in connection with swap agreements was $20,899,760. As of May 31, 2012, the Fund had swaps with a total notional value of $60,000,000 outstanding. Details of the swap agreements outstanding as of May 31, 2012, were as follows:

Counterparty	Termination Date	Notional Amount ($000)	Fixed Rate	Receive Floating Rate	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	01/30/2013	$30,000	3.49%	1-Month LIBOR	$(989,019)
Morgan Stanley	03/19/2013	$30,000	3.13%	1-Month LIBOR	(859,243)
					$(1,848,262)

For each swap noted, the Fund is obligated to pay the fixed rate and entitled to receive the floating rate.

The unrealized depreciation on interest rate swaps of $1,848,262 is presented as a liability on the Statement of Assets and Liabilities.

The following table presents the effect of Derivative Instruments on the Statement of Operations for the period ended May 31, 2012.

Effect of Derivative Instruments Before Taxes on the Statement of Operations for the period ended May 31, 2012:
(Values in $000s)
Amount of Realized Gain/(Loss) on Derivatives Before Taxes
Swaps
Interest Rate Risk	$(918)
Change in Unrealized Appreciation/Depreciation on Derivatives Before Taxes
Swaps
Interest Rate Risk	$816

The Fund did not enter into any new swap agreements during the period ended May 31, 2012.

Note 7 – Borrowings:
On September 30, 2008, the Fund entered into a credit facility agreement with an approved counterparty. Effective May 14, 2010, interest on the amount borrowed was reduced to 3-month LIBOR plus 0.95%, and the unused fee was reduced to a 0.70% charge on the difference between the total credit facility and the amount borrowed. Effective January 26, 2011, the maximum commitment under the credit facility agreement was increased to $225,000,000, the unused fee was eliminated, and the interest on the amount borrowed remained at 3-month LIBOR plus 0.95%. For the period ended May 31, 2012, the amount outstanding in connection with the Fund’s credit facility was $190,000,000. As of May 31, 2012, securities with a market value of $453,313,767 have been segregated and pledged as collateral for the credit facility.

The average daily amount of borrowings on the credit facility during the period ended May 31, 2012, was $190,000,000 with a related weighted average interest rate of 1.46%, inclusive of the program fees. The maximum amount outstanding during the period ended May 31, 2012, was $190,000,000.

Note 8 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 25,840,191 issued and outstanding.

Transactions in common shares were as follows:

	Period Ended May 31, 2012	Year Ended November 30, 2011
Beginning shares	24,523,912	24,334,852
Shares issued through dividend reinvestment	66,679	189,060
Common shares issued through at-the-market offering	1,249,600	—
Ending shares	25,840,191	24,523,912

On May 6, 2011, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to an additional $218,859,845 of common shares. On December 16, 2011, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund.

The Adviser has paid the costs associated with the offering of shares and is reimbursed by the Fund up to 0.60% of the public offering price of each share sold under these offerings, not to exceed actual offering costs incurred or $167,033. The Fund paid $167,033 associated with these offerings.

On April 20, 2012, the Fund’s updated shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to an additional 8,915,743 common shares.

22 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2012

Note 9 – Concentration of Risk:
Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

Note 10 – Restricted Securities:
The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair valued in accordance with procedures established in good faith by management and approved by the Fund’s Board of Trustees. As of May 31, 2012, the Fund held the following restricted securities:

Note 11 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 12 – Regulatory Matters:
The Adviser has notified the Fund of the following: In 2009, the Securities and Exchange Commission (“SEC”) staff conducted an examination of the Adviser and in 2010 reported to the Adviser that the SEC staff believed certain deficiencies existed in connection with the management of a liquidated closed-end fund formerly advised by the Adviser and a third-party Sub-Adviser. In April 2012, the Adviser and a current and a former employee of the Adviser each received separate letters from the SEC staff (commonly referred to as a Wells Notice) stating that the staff intends to recommend to the SEC that action be brought against the Adviser and the current and former employee for allegedly failing to cause the fund to adequately disclose certain investments made by the fund and providing the recipients of the letters with an opportunity to respond to the potential allegations.

The Adviser has replied to the Wells Notice and responded to the SEC staff’s allegations. Although there can be no assurance as to the outcome, the Adviser has advised the Fund that it believes its disclosures were proper and that resolution of this matter will not materially and adversely affect its financial condition or its ability to act as an investment adviser to the Fund.

Note 13 – Subsequent Events:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

Security	Date of Acquisition	Shares/Par	Current Cost	Fair Market Value	Price at Acquisition Date (unrestricted)*	05/31/2012 Price
Buckeye Partners, LP, Class B	01/18/2011	490,654	$24,998,907	$21,763,658	$68.35	$44.3564
Buckeye Partners, LP, Class B	06/10/2011	89,658	$4,568,091	$3,976,908	$62.28	$44.3564
Clearwater Subordinate Note	09/29/2008	$583,234	$583,234	$192,467	$100.00	$33.00
Clearwater Subordinate Note	01/09/2009	$47,654	$47,654	$15,726	$100.00	$33.00
Crestwood Midstream Partners, LP, Class C	04/01/2011	754,725	$17,004,790	$18,456,463	$30.56	$24.4545
Total			$47,202,676	$44,405,222
* Valuation of unrestricted common stock on the acquisition date of the restricted shares

FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT | 23

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2012

Federal Income Tax Information
In January 2013, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2012.

Result of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on April 4, 2012. Common shareholders voted on the election of Trustees.

With regards to the election of the following Trustees by common shareholders of the Fund:

	# of Shares In Favor	# of Shares Against	# of Shares Withheld
Roman Friedrich III	22,871,327	181,414	195,056
Ronald A. Nyberg	22,880,700	167,695	199,402

The other Trustees of the Fund whose terms did not expire in 2012 are Randall C. Barnes, Donald C. Cacciapaglia, Robert B. Karn III and Ronald E. Toupin, Jr.

Trustees
The Trustees of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Year of birth: 1951 Trustee	Since 2004	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo., Inc. (1987-1990).	55	None
Roman Friedrich III Year of birth: 1946 Trustee	Since 2011	Founder and President of Roman Friedrich & Company, Ltd. a mining and metals investment bank (1998-present). Formerly, Advisory Board Member of McNicoll, Lewis & Vlak, an investment bank and institutional broker-dealer specializing in capital intensive industries, such as energy, metals and mining (2010-2011).	50
Director, Zincore Metals, Inc. (2009 present). BlueSky Uranium Corp.- (2011-present). Previously, Director of Axiom Gold and Silver (2011-2012), GFM Resources Ltd. (2005-2010), StrataGold Corp. (2003-2009), and Gateway Gold Corp. (2004-2008).

Robert B. Karn III Year of birth: 1942 Trustee	Since 2004	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP.	50	Director of Peabody Energy Company, LP (2003-present), GP Natural Resource Partners LLC (2002-present)
Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	57	None
Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2004	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts(1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	54	Trustee, Bennett Group of Funds (2011-present).

24 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2012

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee:
Donald C. Cacciapaglia † Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012	President and Chief Executive Officer of Guggenheim Funds Distributors, LLC and President and Chief Executive Officer of Guggenheim Funds Investment Advisors, LLC (2010-present); Chief Executive Officer of funds in the Fund Complex and President and Chief Executive Officer of Funds in the Rydex fund complex (2012-present). Formerly, Chief Operating Officer of Guggenheim Partners Asset Management, LLC (2010-2011); Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010); Managing Director of PaineWebber (1996-2002).	50
Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012- present); Independent Board Member, Equitrust Life Insurance Company, Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-Messrs. Friedrich and Nyberg, as Class II trustees, are expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.
-Messrs. Toupin and Karn, as Class III trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.
-Messrs. Barnes and Cacciapaglia, as Class I trustees, are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.
***
As of period end. The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, Inc. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as the President and CEO of the Adviser.

Executive Officers
The Executive Officers of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Donald C. Cacciapaglia Year of Birth: 1951 Chief Executive Officer	Since 2012
President and Chief Executive Officer of Guggenheim Funds Distributors, LLC and President and Chief Executive Officer of Guggenheim Funds Investment Advisors, LLC (2010 – present); Chief Executive officer of funds in the Fund Complex; President and Chief Executive Officer of funds in the Rydex fund complex (2012-present). Formerly, Chief Operating Officer of Guggenheim Partners Asset Management, LLC (2010 – 2011); Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010); Managing Director of PaineWebber (1996-2002).

Kevin M. Robinson Year of birth: 1959 Chief Legal Officer	Since 2008
Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, LLC and Guggenheim Funds Services, LLC (2007-present). Chief Legal Officer and/or Chief Executive Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

John Sullivan Year of Birth: 1955 Chief Accounting Officer Chief Financial Officer and Treasurer	Since 2010
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LLC. (2010-present) Chief Accounting Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010).

Ann E. Edgeworth Year of birth: 1961 Interim Chief Compliance Officer	Since 2012	Director, Foreside Compliance Services, LLC (2011-present). Formerly, Vice President, State Street Corporation (2007-2011); Director, Investors Bank & Trust (2004-2007).
Mark E. Mathiasen Secretary Year of Birth: 1978	Since 2007
Director; Associate General Counsel of Guggenheim Funds Services LLC (2012-Present). Formerly, Vice President, Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2007-2012). Secretary of certain other funds in the Fund Complex.

James Cunnane, Jr. 8235 Forsyth Blvd., Suite 700 St. Louis, MO 63105 Year of birth: 1970 Vice President	Since 2007	Managing Director and Chief Investment Officer of FAMCO MLP, a division of Advisory Research, Inc. March 2012- present.
Quinn T. Kiley 8235 Forsyth Blvd., Suite 700 St. Louis, MO 63105 Year of birth: 1973 Vice President	Since 2009	Managing Director and Senior Vice President, Senior Portfolio Manager of FAMCO MLP, a division of Advisory Research, Inc. (March 2012-present).

*	Address for all Officers unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT | 25

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2012

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Shareowner Services LLC (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, PO Box 358015, Pittsburgh, PA 15252-8015: Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

26 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND
INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL	May 31, 2012

On May 16, 2012 (the “May Meeting”), the Board of Trustees (the “Board”) of Fiduciary/Claymore MLP Opportunity Fund (the “Fund”), including those trustees who are not “interested persons” as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), on the recommendation of the Contracts Review Committee (referred to as the “Committee” and consisting solely of the Independent Trustees) of the Board of the Fund, renewed: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“Adviser” or “GFIA”) and (2) the investment sub-advisory agreement (“Investment Sub-Advisory Agreement”) among the Adviser, the Fund and FAMCO MLP, a division of Advisory Research, Inc. and a wholly-owned subsidiary of Piper Jaffray Companies (“Sub-Adviser”). The Investment Advisory Agreement and the Investment Sub-Advisory Agreement are together referred to as the “Advisory Agreements.” As part of its review process, the Committee was represented by independent legal counsel (“Independent Legal Counsel”). Independent legal counsel reviewed with the Committee various factors relevant to the consideration of advisory agreements and the legal responsibilities of the Trustees related to such consideration. The Board and Committee took into account various materials received from the Adviser, the Sub-Adviser and Independent Legal Counsel. The Board and Committee also considered the variety of written materials, reports and oral presentations received throughout the year regarding performance and operating results of the Fund.

In preparation for its review, the Committee worked with Independent Legal Counsel to determine the nature of information to be requested, and Independent Legal Counsel, on behalf of the Committee, sent a formal request for information to the Adviser and the Sub-Adviser. The Adviser and the Sub-Adviser provided extensive information in response to the initial request and to subsequent requests for additional information. Among other things, the Adviser and Sub-Adviser provided organizational presentations, staffing reports and biographies of those key personnel of the Adviser and Sub-Adviser providing services to the Fund to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability of each of the Adviser and the Sub-Adviser in connection with the Advisory Agreements and information about the compliance programs of the Adviser and the Sub-Adviser, including procedures, processes and reporting.

Following an analysis and discussion of the factors identified below, the Board and Committee concluded that it was in the best interests of the Fund that the Board approve the renewal of each of the Advisory Agreements for an additional 12-month term. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Board considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other Guggenheim funds. In this connection, the Board took into account information provided by management describing the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Board also considered the secondary market support services provided by the Adviser to the Fund. In addition, the Board noted its various discussions with management concerning the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight. In this regard, the Board considered the information from, and presentations to the Independent Trustees by, representatives of Foreside Compliance Services, LLC (“Foreside”), a third party service provider which provides independent chief compliance officer (“CCO”) services for registered investment companies and investment advisers. The Independent Trustees took into account their review of the relevant experience, qualifications and reputation of Foreside and its personnel and, specifically, their evaluation of, and meeting with, the Fund’s prospective interim CCO, a senior Foreside employee. Additionally, the Independent Trustees considered the proposed appointment by the Board of Mr. Donald C. Cacciapaglia, President and Chief Executive Officer of GFIA, as an “interested” Trustee for the Fund, and his proposed election by the Board as the Fund’s Chief Executive Officer, as well as various legal, compliance and risk management oversight and staffing initiatives undertaken and/or presented by management in connection with the Adviser’s organizational capabilities. The Board also considered updated information and representations regarding a regulatory investigation of the Adviser. Moreover, in connection with the Board’s evaluation of the overall package of services provided by GFIA, the Board considered the quality of the administrative services provided by GFIA.

Further with respect to the Adviser’s resources and its ability to carry out its responsibilities under the Investment Advisory Agreement, the Board considered its review of financial information concerning each of the Adviser and its parent, Guggenheim, as well as its discussions with the Chief Financial Officer and Chief Accounting Officer of GFIA and

FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT | 27

BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND
INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL continued	May 31, 2012

Guggenheim, respectively. The Board also took into account the guaranty agreement between the Fund and a Guggenheim affiliate concerning the obligations of the Adviser under the Investment Advisory Agreement and a commitment letter from Guggenheim regarding its financial support of GFIA.

The Board also discussed the acceptability of the terms of the Investment Advisory Agreement (including the relatively broad scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April 19, 2012 Committee meeting (the “April Meeting”) and at the May Meeting, as well as other considerations, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

Investment Performance: The Board considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value (“NAV”) and market price basis for the three-month, six-month, one-year, three-year, five-year and since-inception periods ended December 31, 2011. The Board compared the Fund’s performance to the performance of a peer group of closed-end funds provided by the Adviser (“peer group of funds”) for the same time periods. The peer group of funds included other closed-end funds that invest primarily in master limited partnerships and are taxed as “C” corporations. The Board noted that the Fund’s investment results were consistent with the Fund’s investment objective of providing a high level of after-tax total return with an emphasis on current distributions. The Board also considered that the Adviser does not directly manage the investment portfolio but had delegated such duties to the Sub-Adviser. The Board also considered the Fund’s use of leverage and the impact of the leverage on the Fund’s performance for the twelve months ended December 31, 2011. Based on the information provided, the Board concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Board compared the Fund’s advisory fee (which includes the subadvisory fee paid to the Sub-Adviser) and expense ratio to the peer group of funds. The Board also reviewed the mean and median advisory fees and expense ratios of the peer group of funds. The Board noted that the Fund’s advisory fee was within the range of advisory fees of the peer group of funds.

With respect to the costs of services provided and profits realized by the Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct and indirect costs the Adviser incurred in providing services to the Fund, including paying the sub-advisory fee to the Sub-Adviser.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator to the Fund provides it with additional revenue. The Board also noted the Adviser’s statement that it benefits from its association with the Sub-Adviser, which may lead to future business opportunities. Based on all of the information provided, the Board determined that the Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale to be Realized: The Board noted that the advisory fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. Due to the Fund’s closed-end structure, the Board did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in its deliberations.

Investment Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Board considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. In its consideration of the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Investment Sub-Advisory Agreement, the Board noted the information provided by the Sub-Adviser regarding the financial condition of its parent company and the Sub-Adviser’s representations concerning its ongoing viability as a business enterprise and its available resources and updated information and representations regarding a regulatory investigation of an affiliate of the Sub-Adviser.

The Board also discussed the acceptability of the terms of the Investment Sub-Advisory Agreement. In addition, the Board considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of providing a high level of after-tax total return with an emphasis on current distributions. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, the Board concluded that the Sub-Adviser was qualified to provide the services under the Sub-Advisory Agreement.

Investment Performance: The Board reviewed the performance of the Fund and the peer group of funds over various periods of time. The Board considered that, during the periods reviewed, the Fund’s total return based on NAV for the one-year, six-month and three-month periods ended December 31, 2011 exceeded the average total return of the peer group of funds. The Board also took into account information from the Sub-Adviser indicating that, for the year ended December 31, 2011, the Fund’s portfolio return (unleveraged, gross of fees) of 14.7% exceeded all relevant MLP indices: the 8.3% return of the MLP Equal Weight Index, the 14.1% return

28 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND
INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL continued	May 31, 2012

of the MLP Adjusted Market Cap Index, the 14.5% return of the MLP Market Cap Weighted Index and the 13.9% return of the Alerian MLP Index. The Board determined that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Board also reviewed the level of sub-advisory fees payable to the Subadviser, noting that the fees would be paid by GFIA and do not impact the fees paid by the Fund. The Board compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fee charged by the Sub-Adviser to other client accounts, including registered investment companies that have an energy-related equity securities strategy similar to the Fund’s for which the Sub-Adviser serves as sub-adviser. The Board also considered the Sub-Adviser’s representation that it does not charge a lower advisory or subadvisory fee to any other client as to which it provides comparable services to those it provides to the Fund.

With respect to the costs of services provided and profits realized by the Investment Sub-Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Sub-Adviser received under the Sub-Advisory Agreement and estimated direct and indirect allocated expenses of the Sub-Adviser in providing services under the Investment Sub-Advisory Agreement. Based on all of the information provided, the Board determined that the Sub-Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale to be Realized: The Board noted that the sub-advisory fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. Due to the Fund’s closed-end structure, the Board did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in its deliberations.

Overall Conclusions
Based on the foregoing, the Board determined at the May Meeting that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and the benefits received and that the continuation of each Advisory Agreement is in the best interests of the Fund. In reaching this conclusion, no single factor was determinative.

FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT | 29

This Page Intentionally Left Blank.

FUND INFORMATION	May 31, 2012

Board of Trustees	Officers	Investment Adviser and	Legal Counsel
Randall C. Barnes	Donald C. Cacciapaglia	Administrator	Skadden, Arps, Slate,
	Chief Executive Officer	Guggenheim Funds	Meagher & Flom LLP
Donald C. Cacciapaglia*		Investment	New York, New York
	Kevin Robinson	Advisors, LLC
Roman Friedrich III	Chief Legal Officer	Lisle, Illinois	Independent Registered
Public Accounting Firm
Robert B. Karn III	John Sullivan	Investment Sub-Adviser	Ernst & Young LLP
	Chief Accounting Officer,	FAMCO MLP	Chicago, Illinois
Ronald A. Nyberg	Chief Financial Officer,	St. Louis, Missouri
	and Treasurer	a division of
Ronald E. Toupin, Jr.,		Advisory Research, Inc.
Chairman	Ann E. Edgeworth	Chicago, Illinois
Interim Chief
* Trustee is an “interested	Compliance Officer	Accounting Agent
person” (as defined in		and Custodian
Section 2(a)(19) of the	Mark E. Mathiasen	The Bank of
1940 Act) (“Interested	Secretary	New York Mellon
Trustee”) of the Trust		New York, New York
because of his position as	James Cunnane, Jr.
the President and CEO of	Vice President
the Adviser.
Quinn T. Kiley
Vice President

Privacy Principles of Fiduciary/Claymore MLP Opportunity Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Fiduciary/Claymore MLP Opportunity Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at www.guggenheimfunds.com/fmo or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheimfunds.com/fmo . The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock in the open market.

FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT | 31

ABOUT THE FUND MANAGER

FAMCO MLP
FAMCO MLP is a division of Advisory Research, Inc. (“ARI”), a wholly owned subsidiary of Piper Jaffray Companies (“PJC”). As of May 31, 2012, FAMCO MLP managed approximately $2.7 billion in assets for open and closed-end mutual funds, public and corporate pension plans, endowments and foundations and private wealth individuals.

Investment Philosophy
FAMCO MLP believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process
FAMCO MLP seeks to achieve the Fund’s investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that FAMCO MLP believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, FAMCO MLP looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs FAMCO MLP top-down process which considers a combination of quantitative, qualitative and relative value factors. FAMCO MLP emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

FAMCO MLP	Guggenheim Funds Distributors, LLC
8235 Forsyth Boulevard	2455 Corporate West Drive
Suite 700	Lisle, IL 60532
St. Louis, MO 63105	Member FINRA/SIPC
a division of	(06/12)
Advisory Research, Inc.
180 N. Stetson Avenue
Chicago, IL 60601	NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-FMO-SAR-0512

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.

(b)	There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant on this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:        /s/ Donald C. Cacciapaglia

Name:   Donald C. Cacciapaglia

Title:     Chief Executive Officer

Date:     August 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:         /s/ Donald C. Cacciapaglia

Name:    Donald C. Cacciapaglia

Title:      Chief Executive Officer

Date:      August 3, 2012

By:         /s/ John Sullivan

Name:    John Sullivan

Title:      Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:      August 3, 2012